JPMorgan Sustainable Municipal Income Fund
Schedule of Portfolio Investments as of November 30, 2022
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2022.

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — 95.7% (a)
Alabama — 1.2%
Black Belt Energy Gas District, Gas Project No. 8 Series 2022A, Rev., 4.00%, 12/1/2029 (b)	645	618
Lower Alabama Gas District (The), Gas Project Series 2016A, Rev., 5.00%, 9/1/2031	1,000	1,055
Southeast Energy Authority A Cooperative District, Project No. 2 Series 2021B, Rev., 4.00%, 12/1/2031 (b)	1,175	1,130
Total Alabama		2,803
Alaska — 0.1%
Alaska Housing Finance Corp., General Mortgage Series 2016A, Rev., 3.50%, 6/1/2046	300	298
Arizona — 3.2%
Arizona Industrial Development Authority, Academies of Math & Science Projects Rev., 5.00%, 7/1/2032 (c)	300	303
Arizona Industrial Development Authority, Aliante & Skye Canyon Campus Project
Series 2021A, Rev., 3.00%, 12/15/2031 (c)	260	226
Series 2021A, Rev., 4.00%, 12/15/2041 (c)	250	204
Arizona Industrial Development Authority, Equitable School Revolving Fund LLC
Series A, Rev., 5.00%, 11/1/2033	1,000	1,085
Series A, Rev., 5.00%, 11/1/2037	900	954
Arizona Industrial Development Authority, KIPP Nashville Project
Series A, Rev., 5.00%, 7/1/2030	245	258
Series A, Rev., 5.00%, 7/1/2031	260	273
Series A, Rev., 5.00%, 7/1/2032	270	282
Arizona Industrial Development Authority, Macombs Facility Project
Series 2021A, Rev., 5.00%, 7/1/2033	310	317
Series 2021A, Rev., 4.00%, 7/1/2035	370	340
Series 2021A, Rev., 4.00%, 7/1/2036	155	141
Series 2021A, Rev., 4.00%, 7/1/2041	500	427
Arizona Industrial Development Authority, Pebble Campus Project Series 2020A, Rev., 4.00%, 7/15/2030 (c)	250	232
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project Series 2022A, Rev., 4.50%, 7/15/2029 (c)	750	721
Arizona State University Series 2015A, Rev., 5.00%, 7/1/2028	75	79
Industrial Development Authority of the County of Pima (The) Series 2022B-3, Rev., 5.13%, 11/15/2029 (c)	750	751
La Paz County Industrial Development Authority, Harmony Public School Project
Rev., 4.00%, 2/15/2041	420	358
Rev., 4.00%, 2/15/2046	335	274
Maricopa County Industrial Development Authority, Arizona Autism Charter School Project Series 2021A, Rev., 4.00%, 7/1/2041 (c)	200	159
Maricopa County Industrial Development Authority, Arizona Autism Charter Schools Project Series 2021A, Rev., 4.00%, 7/1/2031 (c)	250	227
Maricopa County Industrial Development Authority, HonorHealth Series 2019A, Rev., 5.00%, 9/1/2032	200	212
Total Arizona		7,823
California — 5.7%
California Community Housing Agency, Fountains at Emerald Park Series 2021A-2, Rev., 4.00%, 8/1/2046 (c)	300	230
California Community Housing Agency, Glendale Properties Series 2021A-2, Rev., 4.00%, 8/1/2047 (c)	500	366
California Enterprise Development Authority, Riverside County, Rocketship Public Schools-Obligated Group No. 2 Rev., 4.00%, 6/1/2027 (c)	300	287
California Health Facilities Financing Authority, On Lok Senior Health Service Rev., 3.00%, 8/1/2025	50	49
California Infrastructure & Economic Development Bank, Equitable School Revolving Fund LLC Series B, Rev., 5.00%, 11/1/2034	210	228
California Municipal Finance Authority, Community Health Centers of The Central Coast, Inc.
Series 2021A, Rev., 4.00%, 12/1/2026 (c)	100	99

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
California — continued
Series 2021A, Rev., 5.00%, 12/1/2027 (c)	50	51
Series 2021A, Rev., 5.00%, 12/1/2028 (c)	60	62
Series 2021A, Rev., 5.00%, 12/1/2029 (c)	100	104
Series 2021A, Rev., 5.00%, 12/1/2031 (c)	65	67
California Municipal Finance Authority, Eisenhower Medical Center Series 2017B, Rev., 5.00%, 7/1/2026	410	428
California Municipal Finance Authority, San Antonio Gardens Project Series 2022B2, Rev., 2.13%, 11/15/2026	410	375
California Public Finance Authority, Enso Village Project
Series 2021B-1, Rev., 3.13%, 5/15/2029 (c)	300	262
Series 2021A, Rev., 5.00%, 11/15/2036 (c)	300	272
California School Finance Authority Series 2022-A, Rev., 5.00%, 8/1/2032 (c)	350	366
California School Finance Authority, Classical Academies Oceanside Project
Series 2022A, Rev., 4.00%, 10/1/2027 (c)	500	502
Series 2022A, Rev., 5.00%, 10/1/2032 (c)	700	744
California School Finance Authority, John Adams Academies Series 2022A, Rev., 4.50%, 7/1/2032 (c)	850	802
California School Finance Authority, Kipp SoCal Public Schools Series A, Rev., 5.00%, 7/1/2039 (c)	500	511
California School Finance Authority, Kipp Social Projects
Series 2020A, Rev., 5.00%, 7/1/2027 (c)	80	84
Series 2020A, Rev., 5.00%, 7/1/2028 (c)	110	116
Series 2020A, Rev., 5.00%, 7/1/2029 (c)	140	148
Series 2020A, Rev., 5.00%, 7/1/2030 (c)	100	106
Series 2020A, Rev., 4.00%, 7/1/2040 (c)	295	266
California Statewide Communities Development Authority, Emanate Health, Tax-Exempt Series 2020A, Rev., 3.00%, 4/1/2050	2,645	1,933
California Statewide Communities Development Authority, Front Porch Communities Series 2021A, Rev., 4.00%, 4/1/2039	1,000	962
CSCDA Community Improvement Authority, Essential Housing, Parallel-Anaheim Rev., 4.00%, 8/1/2056 (c)	500	381
CSCDA Community Improvement Authority, Essential Housing, Towne at Glendale Apartments Rev., 5.00%, 9/1/2037 (c)	175	162
East Bay Municipal Utility District, Water System Series 2022A, Rev., 5.00%, 6/1/2033	2,500	2,984
Orange County Community Facilities District No. 2021-1, Rienda Series A, Rev., 5.00%, 8/15/2042	400	411
River Islands Public Financing Authority, Facilities District No. 2003 Series 2022A-1, Rev., AGM, 5.00%, 9/1/2028	230	254
State of California, Department of Veterans Affairs, Farm and Home Purchase Program Series B, Rev., 3.50%, 12/1/2045	230	229
Total California		13,841
Colorado — 3.6%
Aspen Fire Protection District
COP, 4.00%, 12/1/2034	200	208
COP, 4.00%, 12/1/2035	225	233
COP, 4.00%, 12/1/2036	350	360
Colorado Educational and Cultural Facilities Authority, Aspen View Academy Project
Rev., 4.00%, 5/1/2029	35	34
Rev., 4.00%, 5/1/2030	30	29
Rev., 4.00%, 5/1/2031	30	29
Rev., 4.00%, 5/1/2041	90	77
Colorado Educational and Cultural Facilities Authority, Global Village Academy Northglenn Project Rev., 4.00%, 12/1/2030 (c)	595	532
Colorado Educational and Cultural Facilities Authority, Golden View Classical Academy Projects
Rev., 4.00%, 1/1/2026	200	198
Rev., 4.00%, 1/1/2032	475	456
Colorado Educational and Cultural Facilities Authority, Vega Collegiate Academy Project Rev., 5.00%, 2/1/2034 (c)	300	277
Colorado Health Facilities Authority, Tax Exempt Series 2021B-3, Rev., 2.13%, 5/15/2028	300	274

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Colorado — continued
Colorado Housing and Finance Authority, Single Family Mortgage
Series 2019F, Rev., GNMA COLL, 4.25%, 11/1/2049	205	206
Series 2020H, Rev., GNMA COLL, 3.00%, 5/1/2050	840	818
Series 2020B, Rev., 3.75%, 5/1/2050	1,570	1,560
Dominion Water and Sanitation District
Rev., 5.00%, 12/1/2027	590	583
Rev., 5.25%, 12/1/2032	500	491
State of Colorado
COP, 4.00%, 6/15/2039	1,000	1,003
COP, 4.00%, 6/15/2040	1,320	1,323
Total Colorado		8,691
Connecticut — 1.4%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
Series A-1, Rev., 4.00%, 11/15/2045	70	70
Series D, Subseries D-1, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/15/2047	470	470
Subseries A-1, Rev., 4.00%, 11/15/2047	145	145
Connecticut State Health and Educational Facilities Authority, Yale New Haven Health Series B, Rev., 1.80%, 7/1/2024 (b)	225	218
Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program Series 2019B, Rev., AMT, 5.00%, 11/15/2027	250	267
Stamford Housing Authority Rev., BAN, 11.00%, 12/1/2027 (c) (d)	1,000	1,002
University of Connecticut Series 2019A, Rev., 5.00%, 11/1/2035	1,250	1,357
Total Connecticut		3,529
Delaware — 1.1%
Delaware State Economic Development Authority, Aspria of Delaware Charter Operations inc. Projects Series 2022A, Rev., 4.00%, 6/1/2042	250	202
Delaware State Economic Development Authority, Newark Charter School, Inc. Project Rev., 4.00%, 9/1/2028	225	225
Delaware State Health Facilities Authority, Beebe Medical Center Project Rev., 5.00%, 6/1/2034	2,200	2,315
Total Delaware		2,742
District of Columbia — 2.2%
District of Columbia, Gallaudet University Project
Rev., 5.00%, 4/1/2027	150	159
Rev., 5.00%, 4/1/2028	160	172
Series 2021A, Rev., 4.00%, 4/1/2033	165	167
Series 2021A, Rev., 4.00%, 4/1/2034	160	161
Series 2021A, Rev., 4.00%, 4/1/2035	200	197
Series 2021A, Rev., 4.00%, 4/1/2036	200	195
District of Columbia, Rocketship Obligated Group Series 2021A, Rev., 5.00%, 6/1/2031 (c)	400	406
District of Columbia, Two Rivers Public Charter School, Inc.
Rev., 3.00%, 6/1/2030	1,000	915
Rev., 5.00%, 6/1/2050	1,500	1,451
District of Columbia, Water and Sewer Authority, Public Utility, Subordinate Lien Series A, Rev., 5.00%, 10/1/2045	1,500	1,572
Total District of Columbia		5,395
Florida — 10.4%
Capital Trust Agency, Inc., Sustainability Bonds -The Marie Rev., 4.00%, 6/15/2031 (c)	150	136

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Florida — continued
City of Pompano Beach, John Knox Village Project
Series 2020, Rev., 3.50%, 9/1/2035	1,375	1,152
Rev., 4.00%, 9/1/2040	1,000	851
City of Port St. Lucie, Utility System Rev., NATL-RE, 5.25%, 9/1/2024	5,000	5,223
Florida Development Finance Corp., Central Charter School Project
Series 2022, Rev., 5.00%, 8/15/2032 (c)	225	214
Series 2022, Rev., 5.25%, 8/15/2037 (c)	350	322
Series 2022, Rev., 5.63%, 8/15/2042 (c)	1,515	1,394
Florida Development Finance Corp., Cornerstone Charter Academy Project
Series 2022, Rev., 5.00%, 10/1/2032 (c)	460	462
Series 2022, Rev., 5.00%, 10/1/2042 (c)	275	253
Florida Development Finance Corp., Educational Facilities, River City Science Academy Projects
Rev., 4.00%, 7/1/2027	290	285
Rev., 4.00%, 7/1/2028	150	147
Rev., 4.00%, 7/1/2029	155	151
Rev., 4.00%, 7/1/2030	215	208
Series 2022B, Rev., 5.00%, 7/1/2031	165	170
Series 2022B, Rev., 5.00%, 7/1/2042	230	224
Florida Development Finance Corp., IDEA Florida, Inc., Jacksonville IV Project Rev., 5.25%, 6/15/2029 (c)	300	291
Florida Development Finance Corp., Mater Academy Project
Series 2022A, Rev., 5.00%, 6/15/2032	270	279
Series 2022A, Rev., 5.00%, 6/15/2033	380	391
Series 2022A, Rev., 5.00%, 6/15/2034	400	410
Series 2022A, Rev., 5.00%, 6/15/2036	1,325	1,350
Series 2020A, Rev., 5.00%, 6/15/2040	500	504
Florida Development Finance Corp., The Glenridge on Palmer Ranch Project Rev., 4.00%, 6/1/2026	110	104
Lee County Industrial Development Authority, Health Care Facilities Series 2022B2, Rev., 3.25%, 10/1/2026	500	480
Lee Memorial Health System Series 2019A-1, Rev., 5.00%, 4/1/2036	1,000	1,054
Miami Beach Redevelopment Agency, City Center, Historic Convention Village Series A, Rev., 5.00%, 2/1/2027	2,000	2,049
Middleton Community Development District A
5.20%, 5/1/2027	225	226
5.85%, 5/1/2037	500	507
Palm Beach County Health Facilities Authority, Jupiter Medical Center
Series A, Rev., 5.00%, 11/1/2031	100	107
Series A, Rev., 5.00%, 11/1/2032	100	107
Series A, Rev., 5.00%, 11/1/2047	500	504
School Board of Miami-Dade County (The) Series 2015D, COP, 5.00%, 2/1/2027	3,000	3,188
Seminole County Industrial Development Authority, Galileo Schools for Gifted Learning Series 2021A, Rev., 4.00%, 6/15/2041 (c)	210	170
South Florida Water Management District COP, 5.00%, 10/1/2032	2,250	2,380
Total Florida		25,293
Georgia — 1.4%
Columbus Medical Center Hospital Authority, Piedmont Healthcare Inc., Project Series 2019B, Rev., 5.00%, 7/1/2029 (b)	500	544
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Inc., Project Series A, Rev., 5.00%, 2/15/2026	860	898
George L Smith II Congress Center Authority, Convention Center Hotel First Series 2021A, Rev., 2.38%, 1/1/2031	500	437
George L Smith II Congress Center Authority, Convention Center Hotel Second
Series 2021B, Rev., 3.63%, 1/1/2031 (c)	415	367

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Georgia — continued
Series 2021B, Rev., 5.00%, 1/1/2036 (c)	500	467
Georgia Housing and Finance Authority, Single Family Mortgage
Series 2017A, Rev., 4.00%, 12/1/2047	265	265
Series B, Rev., 4.00%, 12/1/2047	520	520
Total Georgia		3,498
Illinois — 4.9%
City of Aurora, Single Family Mortgage
Series B, Rev., GNMA/FNMA/FHLMC, 5.45%, 12/1/2039	51	51
Series 2007-A, Rev., AMT, GNMA/FNMA/FHLMC, 5.50%, 12/1/2039	57	58
Illinois Finance Authority, Clark-Lindsey Village Series A, Rev., 4.60%, 6/1/2027	200	196
Illinois Finance Authority, Lake Forest College
Series A, Rev., 5.00%, 10/1/2032	215	218
Series A, Rev., 5.00%, 10/1/2035	475	466
Series A, Rev., 5.50%, 10/1/2039	380	383
Illinois Finance Authority, Play Mouth Place, Inc.
Series 2022B-3, Rev., 4.75%, 11/15/2027	100	100
Series 2022B-2, Rev., 5.25%, 11/15/2027	100	100
Series 2022B-1, Rev., 6.00%, 11/15/2027	100	100
Illinois Finance Authority, Plymouth Place, Inc.
Series 2021A, Rev., 5.00%, 5/15/2032	135	130
Series 2021A, Rev., 5.00%, 5/15/2033	145	137
Illinois Finance Authority, Social Bonds-Learn Chapter School Project
Rev., 4.00%, 11/1/2030	130	127
Rev., 4.00%, 11/1/2031	135	132
Rev., 4.00%, 11/1/2041	375	334
Illinois Finance Authority, Southern Illinois Healthcare Enterprises, Inc. Series C, Rev., 5.00%, 3/1/2033	365	382
Illinois Housing Development Authority, Homeowner Mortgage Series C, Rev., 3.50%, 8/1/2046	465	461
Peoria City School District No. 150 Series 2020A, GO, AGM, 4.00%, 12/1/2027	505	528
Southern Illinois University, Housing and Auxiliary Facilities System Series 2021A, Rev., 5.00%, 4/1/2033	300	320
Southwestern Illinois Development Authority, Flood Prevention District Council Project
Rev., 5.00%, 4/15/2026	250	267
Rev., 5.00%, 4/15/2028	390	429
Rev., 5.00%, 4/15/2029	290	324
State of Illinois
Series 2017D, GO, 5.00%, 11/1/2025	1,945	2,007
Series 2022B, GO, 5.00%, 3/1/2031	665	707
Will County Forest Preservation District, Limited Tax
GO, 5.00%, 12/15/2035	1,170	1,317
GO, 5.00%, 12/15/2036	1,460	1,637
GO, 4.00%, 12/15/2037	1,000	1,022
Total Illinois		11,933
Indiana — 2.8%
City of Goshen, Multi-Family, Green Oaks of Goshen Project Series 2021A, Rev., 5.00%, 8/1/2041 (c)	500	387
City of Jeffersonville, Vivera Senior Living of Jeffersonville Project Series 2020A, Rev., 4.75%, 11/1/2030 (c)	570	500
County of St. Joseph, Economic Development, St. Mary's College Project Series 2017A, Rev., 5.00%, 4/1/2026	1,880	1,979
Indiana Finance Authority, DePauw University Series 2022-A, Rev., 5.00%, 7/1/2032	350	384

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Indiana — continued
Indiana Finance Authority, Educational Facilities, Valparaiso University Project
Rev., 4.00%, 10/1/2034	165	160
Rev., 4.00%, 10/1/2035	220	211
Indiana Finance Authority, Rose-Hulman Institute of Technology Project
Series 2021, Rev., 5.00%, 6/1/2031	100	110
Rev., 4.00%, 6/1/2033	110	112
Indiana Health Facility Financing Authority, Ascension Health Credit Group Series A-1, Rev., 5.00%, 11/15/2034	1,670	1,736
Indiana Housing and Community Development Authority, Single Family Mortgage Series 2020A, Rev., 3.75%, 1/1/2049	770	765
Indiana Housing and Community Development Authority, Vita of Marion Project Series 2021B, Rev., 4.00%, 4/1/2024	500	484
Total Indiana		6,828
Iowa — 0.8%
Iowa Finance Authority, Senior Living Facility, Sunrise Retirement Community Project
Rev., 5.00%, 9/1/2028	195	188
Rev., 5.00%, 9/1/2030	110	104
Rev., 5.00%, 9/1/2031	105	98
Rev., 5.00%, 9/1/2036	445	394
Iowa Student Loan Liquidity Corp., Student Loan Series 2015A, Rev., AMT, 5.00%, 12/1/2025	1,000	1,043
Total Iowa		1,827
Kansas — 0.3%
City of Manhattan, Meadowlark Hills
Series 2022B-2, Rev., 2.38%, 6/1/2027	225	202
Series 2021A, Rev., 4.00%, 6/1/2036	300	252
City of Topeka Series 2022-B, Rev., 5.13%, 12/1/2026 (d)	250	250
Total Kansas		704
Kentucky — 0.2%
City of Hermiston Series 2022B, Rev., AMT, 3.70%, 1/1/2032 (c)	600	570
Louisiana — 1.0%
Louisiana Local Government Environmental Facilities and Community Development Authority, LCTCS Act 391 Project Rev., 5.00%, 10/1/2028	670	741
Louisiana Public Facilities Authority, Lincoln Preparatory School Project
Series 2021A, Rev., 5.00%, 6/1/2031 (c)	450	431
Series 2021A, Rev., 5.00%, 6/1/2041 (c)	525	446
Louisiana Public Facilities Authority, Mentorship Steam Academy Project
Series 2021A, Rev., 5.00%, 6/1/2036 (c)	385	338
Series 2021A, Rev., 5.00%, 6/1/2042 (c)	440	364
Total Louisiana		2,320
Maine — 0.4%
City of Portland, General Airport Rev., 5.00%, 1/1/2031	370	405
Maine Health and Higher Educational Facilities Authority
Series 2020A, Rev., 4.00%, 7/1/2024 (e)	140	143
Series 2020A, Rev., 4.00%, 7/1/2024	110	112
Series 2020A, Rev., 4.00%, 7/1/2028 (e)	210	223
Maine State Housing Authority, Mortgage Purchase Series A, Rev., 4.00%, 11/15/2045	150	150
Total Maine		1,033

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Maryland — 1.2%
County of Baltimore, Riderwood Village, Inc., Project
Rev., 4.00%, 1/1/2032	475	487
Rev., 4.00%, 1/1/2033	600	611
Maryland Economic Development Corp., Annapolis Mobility and Resilience Project Series 2022-A, Rev., 5.00%, 12/31/2037	795	831
Maryland Health and Higher Educational Facilities Authority, Stevenson University Project
Rev., 5.00%, 6/1/2029	150	158
Rev., 5.00%, 6/1/2031	175	186
Montgomery County Housing Opportunities Commission, Single Family Mortgage Series 2017A, Rev., 4.00%, 7/1/2048	645	646
Total Maryland		2,919
Massachusetts — 4.0%
Massachusetts Clean Water Trust (The), Poll Program Rev., 5.25%, 8/1/2024	3,000	3,131
Massachusetts Development Finance Agency, Salem Community Corp.
Rev., 5.00%, 1/1/2026	285	284
Rev., 5.00%, 1/1/2027	305	302
Rev., 5.00%, 1/1/2028	265	261
Rev., 5.00%, 1/1/2029	500	488
Rev., 5.00%, 1/1/2031	240	230
Rev., 5.13%, 1/1/2040	510	467
Massachusetts Development Finance Agency, Southcoast Health System Obligated Group Issue
Series 2021G, Rev., 5.00%, 7/1/2029	150	163
Series 2021G, Rev., 5.00%, 7/1/2030	150	165
Massachusetts Health and Educational Facilities Authority, Massachusetts Institute of Technology Series L, Rev., 5.25%, 7/1/2033	820	1,008
Massachusetts Housing Finance Agency, Single Family Housing
Series 169, Rev., 4.00%, 12/1/2044	35	35
Series 183, Rev., 3.50%, 12/1/2046	85	85
Series 214, Rev., GNMA/FNMA/FHLMC, 3.75%, 12/1/2049	960	955
Massachusetts Water Resources Authority Series B, Rev., AGM, 5.25%, 8/1/2029	2,000	2,303
Total Massachusetts		9,877
Michigan — 1.5%
City of Detroit, Unlimited Tax
Series 2021A, GO, 5.00%, 4/1/2030	475	497
Series 2021A, GO, 5.00%, 4/1/2031	215	226
Series 2021-A, GO, 5.00%, 4/1/2033	770	803
Eastern Michigan University Series 2017A, Rev., 5.00%, 3/1/2030	575	616
Michigan Finance Authority, Trinity Health Credit Group Series 2013MI-4, Rev., 4.00%, 12/1/2038	1,000	992
Michigan State Housing Development Authority, Single Family Mortgage Series B, Rev., AMT, 3.50%, 6/1/2047	390	387
Western Michigan University, Tax Exempt Series 2021A, Rev., AGM, 5.00%, 11/15/2029	100	112
Total Michigan		3,633
Minnesota — 2.5%
City of Ramsey Series 2022-A, Rev., 5.00%, 6/1/2032	535	524
City of Woodbury, Charter School Lease, Woodbury Leadership Academy Project
Series 2021A, Rev., 4.00%, 7/1/2031	175	161
Series 2021A, Rev., 4.00%, 7/1/2041	445	354
Minneapolis-St. Paul Housing Finance Board, Single Family Mortgage, City Living Home Programs Series 2007A-2, Rev., GNMA / FNMA / FHLMC, 5.52%, 3/1/2041	120	120

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Minnesota — continued
Minnesota Housing Finance Agency Series 2022-M, Rev., GNMA/FNMA/FHLMC COLL, 6.00%, 1/1/2053 (d)	1,275	1,391
Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation
Rev., 5.25%, 8/1/2024	1,015	1,018
Rev., 5.25%, 8/1/2025	1,070	1,072
Rev., 5.25%, 8/1/2026	825	827
Minnesota Housing Finance Agency, Residential Housing Finance Series B, Rev., AMT, GNMA / FNMA / FHLMC COLL, 4.00%, 7/1/2047	295	295
Minnesota Office of Higher Education, Supplemental Student Loan Program Rev., AMT, 5.00%, 11/1/2027	300	317
Total Minnesota		6,079
Mississippi — 0.4%
Mississippi Home Corp., Single Family Mortgage Series 2019A, Rev., GNMA/FNMA/FHLMC, 4.00%, 12/1/2048 (d)	935	936
Missouri — 0.6%
Health and Educational Facilities Authority of the State of Missouri, Mercy Health Series 2018A, Rev., 5.00%, 6/1/2031	1,000	1,091
Industrial Development Authority of the City of St. Louis Missouri (The), Innovation District Rev., 5.00%, 5/15/2041	425	414
Total Missouri		1,505
Nebraska — 0.7%
Madison County Hospital Authority No. 1, Faith Regional Health Services Project
Rev., 5.00%, 7/1/2030	1,020	1,049
Rev., 5.00%, 7/1/2031	720	739
Total Nebraska		1,788
Nevada — 0.5%
Carson City Nevada Hospital
Rev., 5.00%, 9/1/2026	555	582
Rev., 5.00%, 9/1/2029	620	654
Total Nevada		1,236
New Hampshire — 2.6%
City of Manchester, School Facilities
Rev., NATL-RE, 5.50%, 6/1/2024	3,545	3,690
Rev., NATL - RE, 5.50%, 6/1/2027	900	996
New Hampshire Business Finance Authority, Springpoint Senior Living Project
Rev., 4.00%, 1/1/2026	265	261
Rev., 4.00%, 1/1/2027	250	245
Rev., 4.00%, 1/1/2029	300	288
Rev., 4.00%, 1/1/2031	290	272
Rev., 4.00%, 1/1/2041	750	634
Total New Hampshire		6,386
New Jersey — 3.1%
Atlantic County Improvement Authority (The), Atlantic City Campus Phase II Project
Series 2021A, Rev., AGM, 5.00%, 7/1/2029	100	110
Series 2021A, Rev., AGM, 5.00%, 7/1/2030	100	112
Series 2021A, Rev., AGM, 5.00%, 7/1/2031	100	113
Series 2021A, Rev., AGM, 5.00%, 7/1/2034	60	67
Series 2021A, Rev., AGM, 5.00%, 7/1/2035	75	83
Series 2021A, Rev., AGM, 4.00%, 7/1/2036	100	99

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New Jersey — continued
Series 2021A, Rev., AGM, 4.00%, 7/1/2037	75	73
Camden County Improvement Authority (The), Camden Prep High School Project
Rev., 4.00%, 7/15/2027 (c)	215	212
Rev., 5.00%, 7/15/2032 (c)	285	294
Rev., 5.00%, 7/15/2042 (c)	590	590
Egg Harbor Township School District GO, AGM, 5.75%, 7/15/2024	1,215	1,274
Essex County Improvement Authority, CHF-Newark, LLC, NJIT Student Housing Project Series 2021A, Rev., 5.00%, 8/1/2033	170	188
Essex County Improvement Authority, North Star Academy Charter School of Newark, Inc., 2020 Project
Rev., 4.00%, 7/15/2023 (c)	115	115
Rev., 4.00%, 7/15/2025 (c)	370	370
Rev., 4.00%, 7/15/2027 (c)	400	398
Rev., 4.00%, 7/15/2029 (c)	430	424
Rev., 4.00%, 7/15/2030 (c)	200	196
New Jersey Economic Development Authority, School Facilities Construction
Series 2021QQQ, Rev., 5.00%, 6/15/2030	270	299
Series 2021QQQ, Rev., 5.00%, 6/15/2033	300	329
New Jersey Educational Facilities Authority, Stevens Institute of Technology
Series 2020A, Rev., 5.00%, 7/1/2033	350	373
Series 2020A, Rev., 5.00%, 7/1/2034	280	297
New Jersey Health Care Facilities Financing Authority, University Hospital Issue Series 2015A, Rev., AGM, 5.00%, 7/1/2023	820	832
New Jersey Housing and Mortgage Finance Agency, Single Family Housing Series 2018A, Rev., 4.50%, 10/1/2048	655	664
Total New Jersey		7,512
New Mexico — 0.3%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Series 2019C, Class I, Rev., GNMA/FNMA/FHLMC, 4.00%, 1/1/2050	845	845
New York — 5.1%
Broome County Local Development Corp., Good Shepherd Village at Endwell, Inc.
Rev., 3.50%, 7/1/2026	500	475
Rev., 4.00%, 7/1/2031	780	703
Build NYC Resource Corp., Global Community Charter School
Series 2022A, Rev., 4.00%, 6/15/2032	135	127
Series 2022-A, Rev., 5.00%, 6/15/2042	360	341
Series 2022A, Rev., 5.00%, 6/15/2052	640	587
Build NYC Resource Corp., Grand Concourse Academy Charter School
Series 2022A, Rev., 3.40%, 7/1/2027	300	294
Series 2022-A, Rev., 5.00%, 7/1/2032	100	105
Series 2022-A, Rev., 5.00%, 7/1/2042	300	303
Build NYC Resource Corp., New World Preparatory Charter School Project
Series 2021A, Rev., 4.00%, 6/15/2031	150	141
Series 2021A, Rev., 4.00%, 6/15/2041	135	110
Huntington Local Development Corp., Fountaingate Garden Project Series 2021C, Rev., 3.00%, 7/1/2025	90	87
Metropolitan Transportation Authority, Dedicated Tax Fund Series 2012A, Rev., 5.00%, 11/15/2029	1,000	1,001
Monroe County Industrial Development Corp., Academy of Health Sciences Charter School Project Series 2022-A, Rev., 5.00%, 7/1/2032 (c)	250	245
New York City Water and Sewer System, Second General Resolution, Fiscal Year 2015 Series FF, Rev., 5.00%, 6/15/2031	1,000	1,056
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project Rev., AMT, 5.00%, 1/1/2025	1,750	1,766

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
New York — continued
Port Authority of New York and New Jersey, Consolidated Series 194, Rev., 5.00%, 10/15/2030	2,000	2,112
State of New York Mortgage Agency, Homeowner Mortgage
Series 197, Rev., 3.50%, 10/1/2044	480	476
Series 195, Rev., 4.00%, 10/1/2046	440	440
Suffolk County Economic Development Corp., St. Johnland Assisted Living Inc., Project Rev., 4.63%, 11/1/2031 (c)	1,250	1,073
Westchester County Local Development Corp., Kendal on Hudson Project
Series 2022B, Rev., 5.00%, 1/1/2027	140	144
Series 2022B, Rev., 5.00%, 1/1/2037	265	265
Series 2022B, Rev., 5.00%, 1/1/2041	250	245
Yonkers Economic Development Corp., Charter School of Educational Excellence Project Rev., 4.00%, 10/15/2030	355	327
Total New York		12,423
North Carolina — 0.5%
North Carolina Housing Finance Agency, Homeownership Series 43, Rev., GNMA/FNMA/FHLMC, 4.00%, 7/1/2050	520	520
North Carolina Medical Care Commission, Lutheran Services for The Aging Series 2021A, Rev., 4.00%, 3/1/2031	290	263
North Carolina Medical Care Commission, The Forest at Duke Project
Rev., 4.00%, 9/1/2033	180	168
Rev., 4.00%, 9/1/2041	415	358
Total North Carolina		1,309
North Dakota — 0.8%
North Dakota Housing Finance Agency, Home Mortgage Finance Program
Series 2016D, Rev., 3.50%, 7/1/2046	215	213
Series D, Rev., 4.00%, 7/1/2046	510	511
Series 2017D, Rev., FHA, 4.00%, 1/1/2048	685	686
University of North Dakota, Housing Infrastructure Project Series 2021A, COP, AGM, 4.00%, 6/1/2051	500	452
Total North Dakota		1,862
Ohio — 4.4%
American Municipal Power, Inc., Solar Electricity Prepayment Project Series 2019A, Rev., 5.00%, 2/15/2035	825	892
Butler County Port Authority, Community First Solutions
Rev., 4.00%, 5/15/2037	210	207
Series 2021A, Rev., 4.00%, 5/15/2038	110	108
Series 2021A, Rev., 4.00%, 5/15/2039	115	112
Series 2021A, Rev., 4.00%, 5/15/2040	115	111
Series 2021A, Rev., 4.00%, 5/15/2041	125	120
County of Cuyahoga, Eliza Jennings Senior Care Network Series 2022-A, Rev., 5.00%, 5/15/2032	500	488
County of Hardin, Economic Development Facilities Improvement, Ohio Northern University
Rev., 4.00%, 5/1/2026	215	204
Rev., 5.00%, 5/1/2030	250	237
Lakota Local School District Series A, GO, NATL-RE, 5.25%, 12/1/2025	1,500	1,611
Northeast Ohio Medical University
Series 2021A, Rev., 5.00%, 12/1/2028	125	134
Series 2021A, Rev., 5.00%, 12/1/2030	65	70
Series 2022, Rev., 5.00%, 12/1/2034	950	1,037
Series 2021A, Rev., 4.00%, 12/1/2035	150	144
Series 2022, Rev., 5.00%, 12/1/2037	1,100	1,174
Ohio Higher Educational Facility Commission Rev., 5.00%, 9/1/2030	275	283

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Ohio — continued
Ohio Higher Educational Facility Commission, Capital University 2022 Project
Rev., 5.00%, 9/1/2027	325	333
Rev., 5.00%, 9/1/2028	340	348
Rev., 5.00%, 9/1/2029	355	364
Rev., 5.75%, 9/1/2037	500	522
Ohio Higher Educational Facility Commission, Cleveland Institute of Music 2
Rev., 5.00%, 12/1/2027	275	283
Rev., 5.00%, 12/1/2032	100	105
Ohio Higher Educational Facility Commission, Kenyon College Rev., 4.00%, 7/1/2044	1,340	1,222
Ohio Housing Finance Agency, Mortgage-Backed Securities Program Series 2016D, Rev., GNMA/FNMA/FHLMC, 4.00%, 3/1/2047	335	335
Port of Greater Cincinnati Development Authority, FC Cincinnati Public Improvements Project Rev., 3.75%, 12/1/2031 (c)	245	210
Total Ohio		10,654
Oklahoma — 0.0% ^
IDK PARTNERS III Trust, Mortgage Pass-Through Certificates Series 1999A, Rev., 5.10%, 8/1/2023 ‡	—	—
Oregon — 1.1%
Salem Hospital Facility Authority, Capital Manor Project
Rev., 5.00%, 5/15/2028	155	155
Rev., 4.00%, 5/15/2029	130	122
Rev., 4.00%, 5/15/2047	400	306
Union County Hospital Facility Authority, Grande Ronde Hospital, Inc. Series 2022, Rev., 5.00%, 7/1/2035	1,360	1,412
Yamhill County Hospital Authority, Friendsview, Tax Exempt
Series 2021B-3, Rev., 1.75%, 11/15/2026	120	111
Series 2021A, Rev., 5.00%, 11/15/2036	305	271
Series 2021A, Rev., 5.00%, 11/15/2046	500	407
Total Oregon		2,784
Other — 0.4%
Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments Series 8, Rev., 5.95%, 11/1/2023 (b)	865	865
Pennsylvania — 5.3%
Allegheny County Higher Education Building Authority, Chatham University Rev., 5.00%, 9/1/2031	465	475
Allegheny County Hospital Development Authority, Pittsburgh Medical Center Series 2019A, Rev., 5.00%, 7/15/2033	600	648
Bucks County Industrial Development Authority, Grand View Hospital Project Rev., 5.00%, 7/1/2032	500	514
Cambria County General Financing Authority, Mount Aloysius Project Series 2021TT4, Rev., 4.00%, 11/1/2036	535	492
Chester County Industrial Development Authority, Longwood Gardens Project
Rev., 5.00%, 12/1/2035	175	194
Rev., 5.00%, 12/1/2036	185	205
Rev., 5.00%, 12/1/2037	200	221
City of Erie, Higher Education Building Authority, Gannon University Project - AICUP Financing Program
Series 2021TT1, Rev., 4.00%, 5/1/2036	100	91
Series 2021TT1, Rev., 4.00%, 5/1/2041	100	86
Delaware County Authority, Neumann University Rev., 5.00%, 10/1/2023	240	242
Lancaster Industrial Development Authority, Landis Homes Retirement Community Project
Rev., 4.00%, 7/1/2031	430	396
Rev., 4.00%, 7/1/2037	170	147
Lehigh County Industrial Development Authority, Seven Generation Charter School
Series 2021A, Rev., 4.00%, 5/1/2031	340	310

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Pennsylvania — continued
Series 2021A, Rev., 4.00%, 5/1/2041	885	688
Pennsylvania Economic Development Financing Authority, Presbyterian Senior Living Project Rev., 4.00%, 7/1/2041	750	646
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Rev., 4.00%, 8/15/2034	175	178
Pennsylvania Housing Finance Agency, Single Family Mortgage
Series 121, Rev., 3.50%, 10/1/2046	530	527
Series 122, Rev., AMT, 4.00%, 10/1/2046	185	185
Philadelphia Authority for Industrial Development, City Service Agreement, Affordable Housing Preservation Programs Project
Rev., AGM, 5.00%, 12/1/2026	1,550	1,674
Rev., AGM, 5.00%, 12/1/2027	680	737
Philadelphia Authority for Industrial Development, Electrical and Charter School Project Series 2021A, Rev., 4.00%, 6/1/2031	335	313
Philadelphia Authority for Industrial Development, Holy Family University Rev., 5.00%, 9/1/2026 (d)	775	807
Philadelphia Authority for Industrial Development, Philadelphia Electrical and Technology Charter School Project Series 2021A, Rev., 4.00%, 6/1/2041	175	139
Philadelphia Authority for Industrial Development, Russell Byers Charter School Project Rev., 5.00%, 5/1/2030	1,130	1,161
Township of Hampton GO, 4.00%, 1/1/2047	800	752
West Cornwall Township Municipal Authority, Lebanon Valley Brethren Home Project
Series 2021A, Rev., 4.00%, 11/15/2029	135	130
Series 2021A, Rev., 4.00%, 11/15/2030	190	181
Series 2021A, Rev., 4.00%, 11/15/2031	195	184
Series 2021A, Rev., 4.00%, 11/15/2036	365	328
Series 2021A, Rev., 4.00%, 11/15/2041	370	320
Total Pennsylvania		12,971
South Carolina — 0.3%
South Carolina Jobs-Economic Development Authority, Kiawah Life Plan Village, Inc., Project Rev., 8.75%, 7/1/2025 (c)	200	206
South Carolina State Housing Finance and Development Authority
Series 2017A, Rev., 4.00%, 1/1/2047	140	140
Series B, Rev., FHA, GNMA/FNMA/FHLMC, 4.00%, 7/1/2047	375	376
Total South Carolina		722
South Dakota — 0.8%
South Dakota Housing Development Authority, Homeownership Mortgage
Series 2015D, Rev., 4.00%, 11/1/2045	570	570
Series 2019A, Rev., 4.00%, 5/1/2049	1,325	1,326
Total South Dakota		1,896
Tennessee — 1.8%
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Green Hills Series 2020A, Rev., 4.00%, 11/1/2038	1,305	1,123
Metropolitan Government Nashville and Davidson County Health and Educational Facilities Board, Trevecca Nazarene University Project
Series 2021B, Rev., 4.00%, 10/1/2030	105	101
Series 2021B, Rev., 4.00%, 10/1/2031	220	209
Series 2021B, Rev., 4.00%, 10/1/2041	850	728
Metropolitan Nashville Airport Authority (The) Series 2022-B, Rev., AMT, 5.00%, 7/1/2052 (d)	500	511
Shelby County Health Educational and Housing Facilities Board, The Farms at Bailey Station Project Series 2019A, Rev., 5.75%, 10/1/2049	1,000	891

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Tennessee — continued
Tennessee Housing Development Agency, Residential Finance Program
Series 2B, Rev., AMT, 4.00%, 7/1/2043	25	25
Rev., 3.50%, 1/1/2048 (d)	765	759
Total Tennessee		4,347
Texas — 3.6%
Arlington Higher Education Finance Corp.
Series 2021A, Rev., 5.00%, 8/15/2027	100	101
Series 2021A, Rev., 5.00%, 8/15/2028	40	40
Series 2021A, Rev., 4.00%, 8/15/2029	40	37
Arlington Higher Education Finance Corp., Newman International Academy
Series 2021A, Rev., 4.00%, 8/15/2031	200	182
Rev., 5.00%, 8/15/2041	300	272
Arlington Higher Education Finance Corp., Wayside Schools
Series 2021A, Rev., 4.00%, 8/15/2030	40	37
Series 2021A, Rev., 4.00%, 8/15/2031	45	41
Baytown Municipal Development District, Baytown Convention Center Hotel, First Lien Series 2021A, Rev., 2.50%, 10/1/2031	275	229
Conroe Local Government Corp., Conroe Convention Center Hotel Series 2021A, Rev., 2.50%, 10/1/2031	225	187
Houston Higher Education Finance Corp., Houston Baptist University Rev., 3.38%, 10/1/2037	250	209
Irving Hospital Authority, Baylor Scott and White Medical Center
Series 2017A, Rev., 5.00%, 10/15/2026	250	264
Series 2017A, Rev., 5.00%, 10/15/2027	500	528
Midtown Redevelopment Authority, Tax Increment Contract
Rev., 4.00%, 1/1/2031	365	380
Rev., 4.00%, 1/1/2032	500	517
New Hope Cultural Education Facilities Finance Corp, Outlook at Windhaven Forefront Living Series 2022B-3, Rev., 4.25%, 10/1/2026	1,750	1,721
New Hope Cultural Education Facilities Finance Corp., Morningside Ministries Project Rev., 4.00%, 1/1/2032	420	361
New Hope Cultural Education Facilities Finance Corp., Westminster Project Rev., 4.00%, 11/1/2055	550	406
Newark Higher Education Finance Corp., The Hughen Center, Inc.
Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2030	180	204
Series 2021A, Rev., PSF-GTD, 5.00%, 8/15/2031	200	229
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2037	250	265
Series 2022-A, Rev., PSF-GTD, 5.00%, 8/15/2042	345	362
San Antonio Education Facilities Corp., University of The Incarnate Word Series 2021A, Rev., 4.00%, 4/1/2051	500	396
State of Texas, Water Financial Assistance Series 2015D, GO, 5.00%, 5/15/2033	450	473
Tarrant County Cultural Education Facilities Finance Corp., Christus Health Series A, Rev., 4.00%, 7/1/2053	750	676
Texas State Affordable Housing Corp., Single Family Mortgage, Heroes Home Loan Program Series 2019A, Rev., GNMA COLL, 4.25%, 3/1/2049	400	403
Uptown Development Authority, Tax Increment Contract Rev., 4.00%, 9/1/2033	400	379
Total Texas		8,899
Utah — 3.2%
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area #2 Rev., 4.00%, 8/1/2030 (c)	1,000	924
Military Installation Development Authority, Tax Allocation and Hotel Tax Series 2021A-1, Rev., 4.00%, 6/1/2036	250	210
Utah Associated Municipal Power System, Horse Butte Wind Project Series 2017B, Rev., 5.00%, 9/1/2033	1,700	1,826
Utah Charter School Finance Authority, The Freedom Academy Foundation, St. George Campus Project Series 2021A, Rev., 3.25%, 6/15/2031 (c)	535	476

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Utah — continued
Utah Charter School Finance Authority, Wallace Stegner Academy
Series 2022-A, Rev., 5.25%, 6/15/2032 (c)	250	246
Series 2022-A, Rev., 5.63%, 6/15/2042 (c)	400	388
Utah Housing Corp., Single Family Mortgage Series D-2, Class III, Rev., FHA, 4.00%, 1/1/2045	570	570
Utah Infrastructure Agency Rev., 5.00%, 10/15/2027	130	133
Utah Infrastructure Agency, Tax-Exempt Telecommunications Rev., 5.00%, 10/15/2032	310	318
Utah State Board of Regents, Student Fee and Housing System Rev., NATL-RE, 5.25%, 4/1/2023	1,670	1,685
Utah Transit Authority, Sales Tax Series C, Rev., AGM, 5.25%, 6/15/2029	970	1,099
Total Utah		7,875
Vermont — 1.6%
Vermont Housing Finance Agency, Multiple Purpose Series B, Rev., AMT, 3.75%, 11/1/2045	300	299
Vermont Student Assistance Corp., Education Loan
Series 2016A, Rev., AMT, 5.00%, 6/15/2024	1,400	1,430
Series 2016A, Rev., AMT, 5.00%, 6/15/2025	2,150	2,221
Total Vermont		3,950
Virginia — 0.5%
Henrico County Economic Development Authority, Westminster Canterbury Richmond
Rev., 3.00%, 10/1/2029	500	468
Rev., 3.00%, 10/1/2030	500	462
Virginia College Building Authority, Education Facilities, Regent University Project Rev., 5.00%, 6/1/2031	160	166
Total Virginia		1,096
Washington — 4.2%
FYI Properties, State of Washington District Project Rev., 5.00%, 6/1/2039	5,000	5,343
King County Housing Authority, Highland Village Project
Rev., 5.00%, 1/1/2027	125	134
Rev., 5.00%, 1/1/2028	125	136
Rev., 5.00%, 1/1/2029	125	137
Rev., 4.00%, 1/1/2031	330	342
Rev., 4.00%, 1/1/2034	500	507
North Thurston Public Schools GO, 4.00%, 12/1/2036	1,000	1,016
Washington Health Care Facilities Authority, Multi-care Health System Series B, Rev., 5.00%, 8/15/2035	1,850	1,908
Washington Higher Education Facilities Authority, Seattle Pacific University Project Series 2020A, Rev., 5.00%, 10/1/2035	710	736
Washington State Housing Finance Commission, Single Family Program Series 2A-R, Rev., AMT, 3.50%, 12/1/2046	90	90
Total Washington		10,349
Wisconsin — 3.8%
Public Finance Authority, Carson Valley Medical Center Series 2021A, Rev., 4.00%, 12/1/2041	250	209
Public Finance Authority, College Achieve Central Charter School Project
Series 2021A, Rev., 5.00%, 6/15/2027 (c)	260	262
Series 2021A, Rev., 5.00%, 6/15/2029 (c)	285	284
Series 2021A, Rev., 5.00%, 6/15/2031 (c)	315	311
Public Finance Authority, Coral Academy of Science Series 2021A, Rev., 4.00%, 7/1/2041	500	423
Public Finance Authority, Ripple Ranch, LLC Obligate Series 2021A, Rev., 5.25%, 12/1/2051 (c)	200	138
Public Finance Authority, Roseman University of Health Sciences Project Rev., 4.00%, 4/1/2032 (c)	230	208
Public Finance Authority, Senior Lien, Grand Hyatt Series 2022A, Rev., 3.75%, 2/1/2032	200	183
Public Finance Authority, The Carmelite System, Inc., Obligated Group Rev., 3.25%, 1/1/2026	1,545	1,494

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, The Franklin School of Innovation Rev., 5.00%, 1/1/2042 (c)	145	128
Public Finance Authority, Viticus Group Project Series 2022A, Rev., 4.00%, 12/1/2031 (c)	240	216
Wisconsin Health and Educational Facilities Authority, Agnesian Healthcare, Inc.
Rev., 5.00%, 7/1/2024	250	258
Rev., 5.00%, 7/1/2025	250	261
Wisconsin Health and Educational Facilities Authority, Franciscan Sisters of Christian Charity Sponsored Ministries, Inc.
Series 2017A, Rev., 5.00%, 9/1/2024 (e)	580	601
Series 2017A, Rev., 5.00%, 9/1/2025 (e)	235	248
Series 2017A, Rev., 5.00%, 9/1/2026 (e)	385	414
Series 2017A, Rev., 5.00%, 9/1/2027 (e)	785	857
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc.
Series C, Rev., 5.00%, 2/15/2027	400	421
Series C, Rev., 5.00%, 2/15/2029	375	392
Wisconsin Health and Educational Facilities Authority, Milwaukee Regional Medical Center Thermal Service Rev., 5.00%, 4/1/2035	1,165	1,248
Wisconsin Health and Educational Facilities Authority, Three Pillars Senior Living Communities Rev., 4.00%, 8/15/2041	825	710
Total Wisconsin		9,266
Wyoming — 0.2%
Wyoming Community Development Authority Series 5, Rev., 4.00%, 12/1/2046	425	425
Total Municipal Bonds (Cost $248,167)		233,537
	SHARES (000)
Short-Term Investments — 3.6%
Investment Companies — 3.6%
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.77% (f) (g) (Cost $8,847)	8,844	8,848
Total Investments — 99.3% (Cost $257,014)		242,385
Other Assets Less Liabilities — 0.7%		1,721
NET ASSETS — 100.0%		244,106

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAN	Bond Anticipation Note
CHESLA	Connecticut Higher Education Supplemental Loan Authority
COLL	Collateral
COP	Certificate of Participation
FHA	Federal Housing Administration
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
GO	General Obligation
NATL	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
RE	Reinsured
Rev.	Revenue

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
(a)	The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2022.

(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(e)	Security is prerefunded or escrowed to maturity.
(f)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(g)	The rate shown is the current yield as of November 30, 2022.
Futures contracts outstanding as of November 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
U.S. Treasury 10 Year Ultra Note	(12)	03/22/2023	USD	(1,442)	(15)

Abbreviations
USD	United States Dollar
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of November 30, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.79	USD 10,550	426	(729)	(303)

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
USD	United States Dollar

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps are valued utilizing market quotations from approved Pricing Services.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant observable inputs	Total
Investments in Securities
Municipal Bonds
Alabama	$—	$2,803	$—	$2,803
Alaska	—	298	—	298
Arizona	—	7,823	—	7,823
California	—	13,841	—	13,841
Colorado	—	8,691	—	8,691
Connecticut	—	3,529	—	3,529
Delaware	—	2,742	—	2,742
District of Columbia	—	5,395	—	5,395
Florida	—	25,293	—	25,293
Georgia	—	3,498	—	3,498
Illinois	—	11,933	—	11,933
Indiana	—	6,828	—	6,828
Iowa	—	1,827	—	1,827
Kansas	—	704	—	704
Kentucky	—	570	—	570
Louisiana	—	2,320	—	2,320
Maine	—	1,033	—	1,033
Maryland	—	2,919	—	2,919
Massachusetts	—	9,877	—	9,877
Michigan	—	3,633	—	3,633
Minnesota	—	6,079	—	6,079
Mississippi	—	936	—	936
Missouri	—	1,505	—	1,505
Nebraska	—	1,788	—	1,788
Nevada	—	1,236	—	1,236
New Hampshire	—	6,386	—	6,386
New Jersey	—	7,512	—	7,512
New Mexico	—	845	—	845
New York	—	12,423	—	12,423
North Carolina	—	1,309	—	1,309
North Dakota	—	1,862	—	1,862
Ohio	—	10,654	—	10,654
Oklahoma	—	—	—(a)	—(a)
Oregon	—	2,784	—	2,784
Other	—	865	—	865
Pennsylvania	—	12,971	—	12,971
South Carolina	—	722	—	722
South Dakota	—	1,896	—	1,896
Tennessee	—	4,347	—	4,347
Texas	—	8,899	—	8,899
Utah	—	7,875	—	7,875
Vermont	—	3,950	—	3,950
Virginia	—	1,096	—	1,096
Washington	—	10,349	—	10,349

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant observable inputs	Total
Wisconsin	$—	$9,266	$—	$9,266
Wyoming	—	425	—	425
Total Municipal Bonds	—	233,537	—	233,537
Short-Term Investments
Investment Companies	8,848	—	—	8,848
Total Investments in Securities	$8,848	$233,537	$—	$242,385
Depreciation in Other Financial Instruments
Futures Contracts	$(15)	$—	$—	$(15)
Swaps	—	(729)	—	(729)
Total Depreciation in Other Financial Instruments	$(15)	$(729)	$—	$(744)

(a)	Amount rounds to less than one thousand.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2022	Shares at November 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan Institutional Tax Free Money Market Fund Class IM Shares, 1.77% (a) (b)	$4,996	$153,518	$149,669	$3	$—(c)	$8,848	8,844	$92	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2022.
(c)	Amount rounds to less than one thousand.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (2) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of

JPMorgan Sustainable Municipal Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.